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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 April 28, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

      Delaware                       1-7182                    13-2740599
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   (State or Other          (Commission File Number)        (I.R.S. Employer
   Jurisdiction of                                         Identification No.)
    Incorporation)

       4 World Financial Center, New York, New York                 10080
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       (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)




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Item 5.  Other Events
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On April 28, 2003, the Securities and Exchange Commission, New York Stock
Exchange, National Association of Securities Dealers, and state securities regulators announced that the settlements-in-principle that the regulators had disclosed on December 20, 2002 had been reduced to final settlements with regard to ten securities firms, including Merrill Lynch. Merrill Lynch disclosed the settlements-in-principle on its Form 8-K dated December 24, 2002. The final settlements pertaining to Merrill Lynch, which involve both monetary and non-monetary relief set forth in the regulators' announcements, bring to a conclusion the regulatory actions against Merrill Lynch related to alleged conflicts of interest affecting research analysts. Merrill Lynch entered into these settlements without admitting or denying the allegations and findings by the regulators, and the settlements do not establish wrongdoing or liability for purposes of any other proceedings.

The costs of the final settlements have already been reflected in Merrill Lynch's 2002 Consolidated Financial Statements. As previously reported, Merrill Lynch is the subject of class actions related to the alleged conflicts of interest affecting research analysts, and is vigorously defending these suits. Although the ultimate outcome of these actions pending against Merrill Lynch or its subsidiaries cannot be ascertained at this time and the results of such legal proceedings cannot be predicted with certainty, it is the opinion of management that the resolution of these actions will not have a material adverse effect on the financial condition of Merrill Lynch as set forth in its 2002 Consolidated Financial Statements, but may be material to Merrill Lynch's operating results or cash flows for any particular period and may impact Merrill Lynch's credit ratings.

                                *   *   *

Certain statements contained in this report may constitute forward-looking statements. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MERRILL LYNCH & CO., INC.
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                                                 (Registrant)




                              By:        /s/ Judith A. Witterschein
                                        ----------------------------------------
                                            Judith A. Witterschein
                                            Corporate Secretary

Date: May 1, 2003